UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 14, 2024
Date of Report
(Date of earliest event reported)
AGCO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-12930	58-1960019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4205 River Green Parkway
Duluth, Georgia 30096
(Address of principal executive offices, including Zip Code)
770 813-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of Class	Trading Symbol	Name of exchange on which registered
Common stock	AGCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

AGCO Corporation (the “Company”) is filing this Current Report on Form 8-K (this “Current Report”) to provide certain financial information with respect to the OneAg Business of Trimble Inc. (“OneAg”), and the Company’s proposed acquisition of OneAg. OneAg is the agricultural business of Trimble Inc. (“Trimble”), excluding certain Global Navigation Satellite System and guidance technologies.

As previously announced, on September 28, 2023, the Company entered into the Sale and Contribution Agreement with Trimble and Trimble Solutions, LLC (the “Joint Venture”). Among other things, the Sale and Contribution Agreement provides for (i) the contribution by Trimble to the Joint Venture of OneAg, (ii) the contribution by the Company to the Joint Venture of its interest in JCA Industries, LLC d/b/a JCA Technologies and (iii) the purchase by the Company from Trimble of membership interests in the Joint Venture in exchange for the payment by the Company to Trimble of $2 billion in cash, subject to customary working capital and other adjustments. Immediately following the closing and as a result of the transaction, the Company will own an 85% interest in the Joint Venture and Trimble will own a 15% interest in the Joint Venture. The closing is subject to customary conditions, including compliance with antitrust and similar laws.

Included in this Current Report as Exhibit 99.1 are the audited combined financial statements of OneAg for the period described in Item 9.01(a) below, the notes related thereto and the related Report of Independent Auditors.

Also included in this Current Report as Exhibit 99.2 is the unaudited pro forma condensed combined financial statements described in Item 9.01(b) below, and the notes related thereto.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The audited combined financial statements of the OneAg Business of Trimble Inc. as of December 29, 2023, and for the year ended December 29, 2023, and the related Report of Independent Auditors, are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information

Unaudited pro forma condensed combined financial statements as of December 31, 2023, and for the year ended December 31, 2023, is attached hereto as Exhibit 99.2.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	Audited combined financial statements of the OneAg Business of Trimble Inc. as of December 29, 2023, and for the year ended December 29, 2023, and the related Report of Independent Auditors.
99.2	Unaudited pro forma condensed combined financial statements as of December 31, 2023, and for the year ended December 31, 2023.
104	Cover Page Interactive Data File - the cover page from this current report on Form 8-K is formatted in Inline XBRL.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation

By:	/s/ Damon Audia
Damon Audia Senior Vice President and Chief Financial Officer

Dated: March 14, 2024